ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2019
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Letter to Shareholders

Dear Fellow Shareholders,
The swings in the stock market during the third quarter were like riding a roller coaster. Markets reached new highs in July based on optimism about the Federal Reserve’s decision to cut interest rates for the first time in a decade, only to fall on looming recession concerns in August. As market leadership abruptly shifted from growth to value stocks, markets climbed back to near-record levels in September. The S&P 500 ended the quarter up 1.7%, bringing its year-to-date return to 20.6%, its best performance since 1997.
Despite protests in Hong Kong, fears of the ongoing China trade war, continued uncertainty regarding Brexit, attacks on Saudi Arabia’s oil facilities, and finally the
“Our investments in Materials generated stronger returns and helped offset the weakness in Energy.”

possibility of impeaching the President of the United States, the market has proven to be resilient. Additionally, key economic data is beginning to make the case that the economy is showing signs of slowing. Consumer confidence declined to a seven-month low in August. A key measure of manufacturing activity declined for two consecutive quarters, falling to its lowest level in 10 years. And corporate profits are expected to fall for the third straight quarter this year. Against this backdrop, the stock market so far has been undeterred, ultimately ending the third quarter higher. However, Energy stocks proved to be the most challenged sector in the equity market and underperformed the S&P 500.
After a strong start to 2019, the Energy sector gave back some of its gains in the third quarter, declining 6.3%. Our Fund declined 5.0% for the period, ahead of our benchmark, which declined 5.1%. Our investments in Materials generated stronger returns and helped offset the weakness in Energy. For the first nine months of the year, the Fund increased 8.1% compared to our benchmark, which increased 8.2%.
WTI crude oil prices were extremely volatile during the quarter. Prices initially fell in July and August due to concerns about slowing global demand and rising supply levels. These concerns led OPEC to lower its demand growth projections for 2019 three times and, in response, extend an agreement to continue oil production cuts into 2020. In September, news that Saudi Arabia’s largest oil facility had been hit by a missile strike, which took half of their production off-line, led to a 23% rally in prices off the lows reached in August. However, prices fell once the dust settled and Saudi Arabia announced that it would quickly have production back to normalized levels. Oil prices ended the quarter down 7.5% to $54.

Letter to Shareholders (continued)

The decline in oil prices led to weakness in our Energy investments, which declined 6.6% for the third quarter. Our Storage & Transportation holdings were the largest contributors to our relative performance, while our Exploration & Production (E&P) investments had lower returns.
The Storage & Transportation group remained our largest overweight position within the Energy sector and positively contributed to our returns for the quarter and year-to-date. We recently added to our position in ONEOK, which was a standout for the quarter, increasing 8.5%. ONEOK is a high-quality operator of natural gas pipelines. Its diversified exposure makes it less susceptible to pricing pressure in the natural gas market. We also like that the company is focused on building the infrastructure for natural gas liquids, which should enable it to capitalize on volume growth of that commodity. During the quarter, we also benefited from reducing our position in Williams Companies, which declined 12.9%. We were concerned about the company’s reliance on the price of natural gas, which continues to languish as a result of excess supply caused by drilling in the Permian Basin.
Many E&P companies have begun demonstrating their commitment to returning capital to shareholders by introducing, or increasing, dividends and buying back stock. However, global growth concerns and lower oil prices weighed on this group. Our E&P investments declined 13.1% and were the biggest detractor from our overall returns for the period. We reduced our position in Pioneer Natural Resources and added Parsley Energy to our Fund. Parsley, an oil-focused E&P company that operates primarily in the Permian Basin, has high-quality assets and has proven its ability to execute efficiently. We like that the company recently initiated a dividend, demonstrating management’s confidence in the company’s ability to generate sustainable free cash flow.
Due to good stock selection, our investments in Materials increased 1.6%, well ahead of the benchmark, which fell 0.1%. Sherwin-Williams and Vulcan Materials were standouts, increasing 20.2% and 10.4%, respectively. Sherwin-Williams, the coatings company, has generated stronger-than-expected results due to higher volumes and better pricing, which led to margin expansion. With a robust order backlog, low prices for raw materials, and continued cost synergies, we believe Sherwin-Williams is well positioned for future growth. Vulcan Materials, a large supplier of road building materials, continues to benefit from the prospect of higher infrastructure spending.
We recently added Celanese, a specialty chemical company that serves a diverse set of end-use markets, including paints and coatings, textiles, and automotive applications. We like that the company operates in less commoditized end-markets than many chemical companies. Management is also committed to increasing shareholder value through M&A or other strategic actions.

Letter to Shareholders (continued)

For the nine months ended September 30, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 8.1%. This compares to total returns of 8.2% for the Fund's benchmark, comprised of the S&P 500 Energy Sector Index (80% weight) and the S&P 500 Materials Sector Index (20% weight), and 6.1% for the Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 10.7%.
For the twelve months ended September 30, 2019, the Fund’s total return on NAV was -15.2%. Comparable returns for the Fund's benchmark and the Lipper Global Natural Resources Funds Average were -14.8% and -15.4%, respectively. The Fund’s total return on market price was -14.7%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $8.9 million, or $.30 per share, consisting entirely of net investment income, realized and taxable in 2019. These distributions constitute the first three payments toward our annual 6% minimum distribution rate commitment.
We thank you for investing with us and do not take your trust for granted. Although we face higher levels of uncertainty in today's market, we remain committed to maintaining our disciplined investment approach, which focuses on generating consistent returns for our shareholders over the long term.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
October 17, 2019

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2019	2018
At September 30:
Net asset value per share	$18.79	$23.81
Market price per share	$15.83	$19.93
Shares outstanding	29,534,397	28,995,647
Total net assets	$554,887,477	$690,335,277
Unrealized appreciation on investments	$40,083,850	$191,688,902

For the nine months ended September 30:
Net investment income	$10,193,643	$8,982,520
Net realized gain (loss)	$9,917,543	$(7,112,800)
Total return (based on market price)	10.7%	2.0%
Total return (based on net asset value)	8.1%	4.0%

Key ratios:
Expenses to average net assets*	0.93%	0.78%
Net investment income to average net assets*	2.43%	1.78%
Portfolio turnover*	26.0%	46.6%
Net cash & short-term investments to net assets	0.4%	1.0%
*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2019
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$103,940,038	18.7%
Chevron Corporation	85,890,120	15.5
ConocoPhillips	25,230,744	4.5
Kinder Morgan, Inc.	19,789,722	3.6
EOG Resources, Inc.	18,569,844	3.3
Valero Energy Corporation	17,593,536	3.2
Linde plc	15,323,252	2.8
Schlumberger Limited	14,713,602	2.7
Phillips 66	14,149,120	2.5
Occidental Petroleum Corporation	13,694,581	2.5
	$328,894,559	59.3%

Schedule of Investments

September 30, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.6%
Energy — 77.5%
Equipment & Services — 6.3%
Baker Hughes, a GE company Class A	133,100	$3,087,920
Halliburton Company	277,870	5,237,850
Helmerich & Payne, Inc.	33,600	1,346,352
National Oilwell Varco, Inc.	109,000	2,310,800
Schlumberger Limited	430,600	14,713,602
TechnipFMC plc	339,600	8,197,944
		34,894,468
Exploration & Production — 19.9%
Apache Corporation	107,300	2,746,880
Cabot Oil & Gas Corporation	113,400	1,992,438
Cheniere Energy, Inc. (b)	90,500	5,706,930
Cimarex Energy Company	26,900	1,289,586
Concho Resources Inc.	54,440	3,696,476
ConocoPhillips	442,800	25,230,744
Continental Resources, Inc.	92,900	2,860,391
Devon Energy Corporation	120,000	2,887,200
Diamondback Energy, Inc.	102,100	9,179,811
EOG Resources, Inc.	250,200	18,569,844
Hess Corporation	71,100	4,300,128
Marathon Oil Corporation	234,400	2,876,088
Noble Energy, Inc.	139,700	3,137,662
Occidental Petroleum Corporation	307,951	13,694,581
Parsley Energy, Inc. Class A	155,600	2,614,080
Pioneer Natural Resources Company	72,200	9,080,594
Whiting Petroleum Corporation (b)	50,675	406,920
		110,270,353
Integrated Oil & Gas — 35.6%
BP plc Sponsored ADR	101,200	3,844,588
Chevron Corporation	724,200	85,890,120
Exxon Mobil Corporation	1,472,030	103,940,038
Total S.A. Sponsored ADR	79,500	4,134,000
		197,808,746
Refining & Marketing — 8.3%
HollyFrontier Corporation	50,300	2,698,092
Marathon Petroleum Corporation	190,385	11,565,889
Phillips 66	138,175	14,149,120
Valero Energy Corporation	206,400	17,593,536
		46,006,637

Schedule of Investments (continued)

September 30, 2019
(unaudited)
	Shares	Value (a)
Storage & Transportation — 7.4%
Kinder Morgan, Inc.	960,200	$19,789,722
ONEOK, Inc.	174,700	12,873,643
Williams Companies, Inc.	338,800	8,151,528
		40,814,893
Materials — 22.1%
Chemicals — 13.5%
Air Products and Chemicals, Inc.	59,600	13,222,856
Albemarle Corporation	15,100	1,049,752
Celanese Corporation	46,400	5,674,256
CF Industries Holdings, Inc.	72,200	3,552,240
Corteva Inc	76,945	2,154,460
Dow, Inc.	84,945	4,047,629
DuPont de Nemours, Inc.	130,745	9,323,426
Eastman Chemical Company	16,300	1,203,429
Ecolab Inc.	28,300	5,604,532
FMC Corporation	16,300	1,429,184
International Flavors & Fragrances Inc.	10,400	1,275,976
Linde plc	79,100	15,323,252
LyondellBasell Industries N.V.	79,600	7,121,812
Mosaic Company	38,701	793,371
PPG Industries, Inc.	28,000	3,318,280
		75,094,455
Construction Materials — 4.2%
Martin Marietta Materials, Inc.	7,000	1,918,700
Sherwin-Williams Company	23,100	12,701,997
Vulcan Materials Company	57,400	8,681,176
		23,301,873
Containers & Packaging — 2.8%
Amcor plc	180,700	1,761,825
Avery Dennison Corporation	12,800	1,453,696
Ball Corporation	101,100	7,361,091
International Paper Company	49,900	2,086,818
Packaging Corporation of America	11,700	1,241,370
Sealed Air Corporation	16,400	680,764
WestRock Company	30,600	1,115,370
		15,700,934
Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	177,100	1,694,847
Newmont Goldcorp Corporation	89,700	3,401,424
Nucor Corporation	73,000	3,716,430
		8,812,701
Total Common Stocks
(Cost $512,637,301)		552,705,060

Schedule of Investments (continued)

September 30, 2019
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 1.99% (c)	1,899,080	$1,899,650
Northern Institutional Treasury Portfolio, 1.93% (c)	884,547	884,547
Total Short-Term Investments
(Cost $2,784,247)		2,784,197
Total — 100.1%
(Cost $515,421,548)		555,489,257
Other Assets Less Liabilities — (0.1)%		(601,780)
Net Assets — 100.0%		$554,887,477

Schedule of Investments (continued)

September 30, 2019
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Cabot Oil & Gas Corporation (159,400 shares)	10/29/2020	$2,798,267	$13,938	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (46,800 shares)	10/29/2020	(2,784,389)	2,203	—

Gross unrealized gain (loss) on open total return swap agreements					$16,141	$—
Net unrealized gain on open total return swap agreements (d)					$16,141
(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
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Custodian of Securities: The Northern Trust Company
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Website: www.astfinancial.com
Email: info@astfinancial.com